RESTRICTED SECURITIES                                SEE LEGENDS ON REVERSE SIDE


              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


          NUMBER                                               SHARES
           -X-                                                   -X-


                                 DIATIDE, INC.
       FULLY PAID                                           NON-ASSESSABLE
                      Series B Convertible Preferred Stock
                           $0.01 Par Value Per Share


This Certifies that               XXX SPECIMEN XXX                        is the
                   ------------------------------------------------------

registered holder of                --- Zero ---                          Shares
                    -----------------------------------------------------

                                 Diatide, Inc.

transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed

this              XXxx            day of                XX         A.D.       xx
    ------------------------------      ---------------------------    ---------



-----------------------------                    -------------------------------
        President                                         Treasurer

The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be transferred, pledged or hypothecated unless and until such shares are registered under such Act or an opinion of counsel satisfactory to the Company is obtained to the effect that such registration is not required.

The corporation has more than one class of stock authorized to be issued. The corporation will furnish without charge to each stockholder upon written request a copy of the full text of the preferences, voting powers, qualifications and special and relative rights of the shares of each class of stock (and any series thereof) authorized to be issued by the corporation as set forth in the Certificate of Incorporation of the corporation and amendments thereto filed with the Secretary of the State of Delaware.


                              --------------------

                                  CERTIFICATE

                                      FOR


                                       0


                                     SHARES


                                     of the
                                 Capital Stock


                              --------------------




                                 DIATIDE, INC.




                              --------------------

                                   ISSUED TO


                                XXX SPECIMEN XXX

                                      DATE


                                  XXXX XX XXXX

                              --------------------


For Value Received,______hereby sell, assign and transfer unto_____________________________________________________
___________________________________________________Shares
represented by the within Certificate and do hereby irrevocably constitute and appoint _________________________________________________Attorney
to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.
  Dated__________________   ________

       In presence of

                            __________________________________

_________________________